Trade and other receivables (Details) ₨ in Thousands, $ in Thousands		Mar. 31, 2019 INR (₨)	Mar. 31, 2019 USD ($)	Mar. 31, 2018 INR (₨)
Trade receivables, net	[1]	₨ 10,003,960		₨ 8,820,579
Other receivables including deposits	[2]	2,623,480		1,890,372
Construction contract related accruals		0		2,935
Trade and other current receivables		₨ 12,627,440	$ 182,553	₨ 10,713,886

[1]	Trade receivables as of March 31, 2019 and March 31, 2018 are stated net of allowance for doubtful receivables. The Group maintains an allowance for doubtful receivables based on expected credit loss model. Trade receivables are not collateralized except to the extent of refundable deposits received from cybercafé franchisees and from cable television operators. The Group’s exposure to credit and currency risks and impairment losses related to trade and other receivables, excluding construction work in progress is disclosed in note 36.
[2]	Other receivables comprises of the following items: Refer Trade and other receivables (Details 3)